SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 5, 2001

                                SurgiLight, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

        Delaware                   000-24897                        35-1990562
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(State of Incorporation)     (Commission file No.)                (IRS Employer
                                                                     ID Number)
                12001 Science Drive, Suite 140, Orlando, FL 32826
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                         (Address of Principal Offices)

                  Registrant's telephone number: (407) 482-4555

Item 2. Acquisition or Disposition of Assets

     October 17, 2000, the Company purchased the business and assets of the Centauri Ophthalmic Laser System product line of Premier Laser System, Inc. ("Premier"), a California corporation, for $3,725,000,000 ("Purchase Price"). Pursuant to the terms of the Purchase and Sale Agreement ("Purchase Agreement") between the Company and Premier, the Company paid $500,000 of the purchase price at the closing of the acquisition and issued its promissory note ("Note") for the remaining $3,225,000. To date, the Company has paid $1,5,000,000 on the Note. The original February 28, 2001 due date on the Note has been extended to April 15, 2001. The Note is secured by 320,000 shares of the Company's common stock and the purchased assets. Pursuant to the terms of the acquisition, Premier assigned to the Company certain patents relating to ophthalmic devices and granted a worldwide, irrevocable, transferable and exclusive license under certain other patents in the ophthalmic field. The purchase required the approval of the U.S. Bankruptcy Court for the Central District of California because Premier is in Chapter 11 bankruptcy. This approval has now been obtained. As of January 22, 2001 the Company has received 150 finished laser systems from Premier that were in Premier's inventory and is awaiting an additional components to finish an additional 200 additional product sets to be delivered in the next few weeks. Attached as exhibits are copies of each of the Purchase Agreement, the Note, a Pledge and Security Agreement and a Patent Assignment and License Agreement, each complete with exhibits.

Item 7. Financial Statements and Exhibits.

     (c) Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

          Exhibit 10.1. Purchase and Sale Agreement by and between the Company and Premier Laser Systems, Inc. dated September 23, 2000, including exhibits attached thereto.

          Exhibit 10.2. Note dated October 18, 2000 issued by the Company to Premier in the principal amount of $3,225,000.

          Exhibit 10.3. Patent Assignment and License Agreement dated October 18, 2000, between the Company and Premier.

          Exhibit 10.4. Pledge and Security Agreement dated October 17, 2000 between the Company and Premier.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SurgiLight, Inc.

Date:    April 5, 2001

                                            By:  /s/  J. T. Lin
                                               --------------------------------
                                                      J. T. Lin, President and
                                                      CEO and Chairman of the
                                                      Board of Directors


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                                  EXHIBIT INDEX
                                  -------------

        ---------   ------------------------------------------------------------
         EXHIBIT                   DESCRIPTION
        ---------   ------------------------------------------------------------

          10.1      Purchase and Sale Agreement by and between the Company and
                    Premier Laser Systems, Inc. ("Premier") dated October 17,
                    2000, including exhibits attached thereto.
        ---------   ------------------------------------------------------------

          10.2      Note dated October 18, 2000 issued by the Company to Premier in the principal amount of $3,225,000.
        ---------   ------------------------------------------------------------

          10.3      Patent Assignment and License Agreement dated October 17,
                    2000 between the Company and Premier, including the exhibit attached thereto.
        ---------   ------------------------------------------------------------

          10.4      Pledge and Security Agreement dated October 17, 2000 between the Company and Premier, including the exhibits attached
                    thereto.
        ---------   ------------------------------------------------------------